Exhibit 99.1

PERRIGO ANNOUNCES LAUNCH OF PRIVATE NOTES OFFERING

Dublin, Ireland - April 4, 2022 — Perrigo Company plc (NYSE: PRGO) (“Perrigo” or the “Company”), a leading provider of Quality, Affordable Self-Care Products, today announced that it has launched a private offering (the “Offering”) of $500 million aggregate principal amount of senior notes due 2030 (the “Notes”), subject to market and other conditions, through its indirect wholly-owned subsidiaries, Perrigo Investments, LLC and Perrigo Investments Capital, Inc. (together, the “Issuers”).

The Company intends to use the net proceeds from the Offering, together with cash on hand and borrowings under the term loan facilities of its previously-announced syndication of new senior secured credit facilities, to finance the proposed acquisition (the “Acquisition”) of Héra SAS (“Héra”) and to refinance certain existing indebtedness of the Company and its subsidiaries, including its outstanding term loan facility, its 4.00% Senior Notes due 2023 and its 5.1045% Guaranteed Senior Notes due 2023.

The Notes are expected to be fully and unconditionally guaranteed on a senior unsecured basis by Perrigo and each of Perrigo’s subsidiaries that provide guarantees under the new senior secured credit facilities.

The closing of the Offering is not conditioned on, and it is expected that the Offering will be consummated prior to, the closing of the Acquisition. Concurrently with the closing of the Offering, the Issuers expect to deposit into a segregated escrow account an amount of cash equal to the gross proceeds of the Offering, plus the amount of interest that will accrue on the Notes to and including December 31, 2022. If (i) the Acquisition has not been consummated on or prior to December 31, 2022, (ii) the acquisition agreement is terminated in accordance with its terms, or (iii) the Acquisition is otherwise abandoned, the Issuers will be required to redeem all of the Notes at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the redemption date.

The terms of the proposed refinancing, including but not limited to the principal amount and interest rate of the Notes, and the consummation of the acquisition of Héra, are subject to a number of significant conditions, and there can be no assurance that the Company will consummate any of these transactions on the anticipated terms or timing, or at all.

The Offering will be made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only to investors who are reasonably believed to be “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from, or in a transaction not subject to, such registration requirements.

This press release is not an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or other jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Perrigo

Perrigo Company plc (NYSE: PRGO) is a leading provider of Quality, Affordable Self-Care Products and over-the-counter (OTC) health and wellness solutions that enhance individual well-being by empowering consumers to proactively prevent or treat conditions that can be self-managed. Led by its consumer self-care strategy, Perrigo is the largest store brand OTC player in the U.S. in the categories in which it competes through more than 9,000 SKUs under customer ‘own brand’ labels. Additionally, Perrigo is a Top 10 OTC company by revenue in Europe, where it markets more than 200 branded OTC products throughout 28 countries.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including: the Company’s expectations with respect to the Offering and closing of the Notes and the other contemplated refinancing transactions and the use of net proceeds therefrom, the effect of the novel coronavirus (COVID-19) pandemic and its variants and the associated supply chain impacts on the Company’s business; general economic, credit, and market conditions; the outbreak of war between Russia and Ukraine, including the imposition of sanctions related thereto, or escalation of conflict in other regions where the Company does business; future impairment charges; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than the Company does; pricing pressures from customers and consumers; resolution of uncertain tax positions, including the Company’s appeal of the draft and final Notices of Proposed Assessment (“NOPAs”) issued by the U.S. Internal Revenue Service and the impact that an adverse result in any such proceedings would have on operating results, cash flows, and liquidity; pending and potential third-party claims and litigation, including litigation relating to the Company’s restatement of previously-filed financial information and litigation relating to uncertain tax positions, including the NOPAs; potential impacts of ongoing or future government investigations and regulatory initiatives; potential costs and reputational impact of product recalls or sales halts; the impact of tax reform legislation and healthcare policy; the timing, amount and cost of any share repurchases; fluctuations in currency exchange rates and interest rates; the success of the sale of the Rx business, including the ability to achieve the expected benefits thereof and the risk that potential costs or liabilities incurred or retained in connection with the transaction may exceed the Company’s estimates or adversely affect the Company’s business or operations; the consummation and success of the proposed acquisition of Héra and the ability to achieve the expected benefits thereof, including the risk that the parties fail to obtain the required regulatory approvals or to fulfill the other conditions to closing on the expected timeframe or at all, the occurrence of any other event, change or circumstance that could delay the transaction or result in the termination of the securities sale agreement or the risks that Company’s synergy estimates are inaccurate or that the Company faces higher than anticipated integration or other costs in connection with the proposed acquisition; the consummation and success of other announced acquisitions or dispositions, and the Company’s ability to realize the desired benefits thereof; and the Company’s ability to execute and achieve the desired benefits of announced cost-reduction efforts and strategic and other initiatives. An adverse result with respect to the Company’s appeal of any material outstanding tax assessments or pending litigation, including securities or drug pricing matters, could ultimately require the use of corporate assets to pay such assessments, damages from third-party claims, and related interest and/or penalties, and any such use of corporate assets would limit the assets available for other corporate purposes. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2021, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE Perrigo Company plc

Perrigo Contacts

Bradley Joseph, Vice President, Global Investor Relations & Corporate Communications, (269) 686-3373, E-mail: bradley.joseph@perrigo.com

Nicholas Gallagher, Manager, Global Investor Relations & Corporate Communications, (269) 686-3238, E-mail: nicholas.gallagher@perrigo.com